UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2021
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WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E.	,	Rockford	,	Michigan	49351
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2021, Wolverine World Wide, Inc. (the “Company”) and Brendan L. Hoffman, the Company’s President and a member of the Company’s Board of Directors, entered into an amendment (the “Amendment”) to Mr. Hoffman’s Executive Severance Agreement, dated as of September 8, 2020 (the “Agreement”).

Since it was entered into, the Agreement has included a “double trigger,” i.e., payments are only due and payable to Mr. Hoffman if adverse action is taken with respect to his employment following consummation of a change in control transaction. The Amendment further clarifies that payments are only due and payable to Mr. Hoffman if adverse action is taken with respect to his employment following consummation of a change in control transaction, not just approval by the Company’s stockholders of the change in control transaction.

In addition, the Amendment removed Mr. Hoffman’s right to receive a cash payment based on additional benefits he would have been entitled to receive under retirement plans or programs during the three years following termination of his employment under circumstances constituting a “Separation from Service” as that term is defined by Section 409A of the Internal Revenue Code, other than by reason of a Nonqualifying Termination (as defined in the Agreement). Mr. Hoffman does not participate in the Company’s pension or supplemental executive retirement plans, so the provision above does not impact him and was removed for clarity.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, filed as an exhibit to this Current Report.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		10.1	Amendment, dated as of March 25, 2021, to the Executive Severance Agreement between Brendan Hoffman and the Company, dated as of September 8, 2020.

		104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2021	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Michael D. Stornant
Michael D. Stornant
Senior Vice President, Chief Financial Officer and Treasurer

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